Exhibit 10.08

CERTAIN PORTIONS

HEREOF DENOTED WITH “[***]”

HAVE BEEN OMITTED

PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT

AND HAVE BEEN FILED

SEPARATELY WITH THE

COMMISSION

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) is made this 23rd day of February, 2006, by and between THE REALTY ASSOCIATES FUND V, L.P., a Delaware limited partnership (“Landlord”) and UNDER ARMOUR, INC., a Maryland corporation, f/k/a K.P. Sports, Inc. (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Standard Industrial Lease dated December 22, 2003, together with that certain Addendum attached thereto and made a part thereof (the “Addendum”) (collectively, the “Original Lease”), as amended by that certain letter agreement dated September 22, 2005 (the “Letter Agreement”) (the Original Lease and the Letter Agreement are collectively referred to herein as the “Lease”) pursuant to which Tenant leased that certain premises in the building located at 1010 Swan Creek Drive, Glen Burnie, Maryland (the “Building”), said premises containing Two Hundred Sixty-Four Thousand Six Hundred Seventy-Six (264,676) rentable square feet (the “Original Premises”);

WHEREAS, pursuant to the Lease, Tenant’s obligations with respect to the Original Premises have been scheduled to increase incrementally based on the portion of the Original Premises occupied by Tenant;

WHEREAS, Tenant has exercised its option to expand the square footage of the Original Premise pursuant to Paragraph 9 of the Addendum on the terms and conditions set forth herein; and

WHEREAS, Landlord and Tenant desire to amend the Lease to (i) accelerate the date by which Tenant’s obligations with respect to the Original Premises increase, (ii) increase the square footage of the Original Premises, (iii) extend the Term of the Lease, and (iv) amend certain other terms and conditions of the Lease as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to the following:

1. Recitals. The recitals set forth above are incorporated herein by this reference with the same force and effect as if fully set forth hereinafter.

2. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. From and after the date hereof, the Original Lease, the Letter Agreement and this First Amendment shall be known collectively as the “Lease”.

3. Effective Date. The Effective Date shall be the date on which this First Amendment is executed by Landlord and Tenant, whichever signs last.

4. Premises.

a. Notwithstanding anything to the contrary contained in the Lease, as of the Effective Date the Original Premises shall be increased by Ninety-Four Thousand Six Hundred (94,600) rentable square feet of space in the Building as shown on the floor plan attached hereto as Exhibit A-2 (the “Expansion Premises”) to a total of Three Hundred Fifty-Nine Thousand Two Hundred Seventy-Six (359,276) rentable square feet.

b. As of the Effective Date, Section 1.5 of the Original Lease shall be deleted in its entirety and the following Section 1.5 substituted in lieu thereof:

“1.5. Approximate Leasable Area of Premises: 359,276 rentable square feet consisting of the “Original Premises” containing 264,676 rentable square feet and the “ Expansion Premises” containing 94,600 rentable square feet.”

c. From and after the Effective Date, except as otherwise provided herein, all references in the Lease to the Premises shall refer collectively to the Original Premises and the Expansion Premises.

5. Term. Notwithstanding anything to the contrary contained in the Lease, as of the Effective Date the Term of the Lease shall be extended for a period of six (6) months, and, accordingly, shall now expire as of September 30, 2009 (the “Extended Term”), unless sooner terminated pursuant to the terms of the Lease or hereof. The Term of the Lease with respect to the Expansion Premises shall be coterminous with the Term of the Lease with respect to the Original Premises.

6. Rent. As of the Effective Date, Paragraph 3 of the Addendum shall be deleted in its entirety and the following substituted in lieu thereof:

Lease Period	Rate Per Square Foot/Square Footage Used	Annual Base Rent	Monthly Base Rent
(annualized amount)
Effective Date – 06/30/06	$[***]/[***]	$[***]	$[***]

07/01/06 – 09/30/06	$[***]/[***]	$[***]	$[***]

10/01/06 – 12/31/06	$[***]/[***]	$[***]	$[***]

01/01/07 – 03/31/07	$[***]/[***]	$[***]	$[***]

04/01/07 – 03/31/08	$[***]/[***]	$[***]	$[***]

04/01/08 – 03/31/09	$[***]/[***]	$[***]	$[***]

04/01/09 – 09/30/09	$[***]/[***]	$[***]	$[***]

The amounts set forth herein as Tenant’s Base Rent are subject to adjustment in the event Landlord reasonably determines that Tenant is occupying more of the Premises than the square footage referenced in the chart hereinabove during the applicable period. In the event any of the foregoing events shall occur, Base Rent shall be adjusted by multiplying the amount of square feet being utilized by Tenant in excess of the square footage referenced in the chart hereinabove during the applicable period by the Rate per Square Foot referenced for such period.

7. Tenant’s Percentage Share. As of the Effective Date, Section 1.12 of the Original Lease and Paragraph 4 of the Addendum shall be deleted in their entireties and the following Section 1.12 substituted in lieu thereof:

“1.12 Tenant’s Share. Tenant’s Percentage Share shall be adjusted during the Term of the Lease according to the following schedule:

Lease Period	Tenant’s Percentage Share*
Effective Date – 06/30/06	[***]% (based on 244,745 sq.ft.)
07/01/06 – 09/30/06	[***]% (based on 264,676 sq.ft.)
10/01/06 – 12/31/06	[***]% (based on 289,676 sq.ft.)
01/01/07 – 09/30/09	[***]% (based on 359,276 sq.ft.)

*	The amounts set forth herein as Tenant’s Percentage Share are subject to adjustment in the event Landlord reasonably determines that Tenant is occupying more of the Premises than the square footage referenced in the chart hereinabove during the applicable lease period for the operation of Tenant’s business, including the storage of product.

8. Utilities. As of the Effective Date, the last sentence of Section 8.1 of the Original Lease shall be deleted in its entirety and the following substituted in lieu thereof:

“Notwithstanding anything to the contrary in the Lease, in the event any utilities and services are not separately metered, Tenant shall pay Tenant’s Percentage Share (based on [***]%) of all of the costs incurred for the utilities and services referenced in Section 8.1 of the Original Lease with respect to the Premises.”

9. Tenant Improvements.

a. Tenant acknowledges that Landlord has met its obligations to construct tenant improvements with respect to the Original Premises pursuant to Paragraph 1 of the Addendum and Schedules 2 and 3 attached to the Original Lease and those provisions shall not apply with respect to this First Amendment or Tenant’s lease of the Expansion Premises. Landlord shall have no obligation to construct any tenant improvements for the Original Premises during the Extended Term.

b. Tenant hereby agrees to accept the Expansion Premises in its “as-is” condition existing on the Effective Date and Landlord shall have no obligation to construct any tenant improvements to the Expansion Premises on behalf of Tenant. Landlord represents and warrants to Tenant that, to the best of Landlord’s knowledge, all Code Compliance Work in the Expansion Premises (as described in Schedule 3 of the Lease) and items 1, 2 and 3 of the Demising Work (as described in Schedule 4 of the Lease) have been completed. If it is discovered that any of the Code Compliance Work or Demising Work for the Expansion Premises referenced hereinbefore was not completed, Landlord, at Landlord’s expense, shall be obligated to take action and complete the same following such discovery.

10. Options to Renew. The Options to Renew contained in Paragraph 8 of the Addendum shall apply with respect to the Expansion Premises, it being understood that Tenant must exercise the Options to Renew with respect to the entire Premises (i.e., the Original Premises and the Expansion Premises) and not merely a part thereof.

11. Miscellaneous. Paragraphs 2, 5, 9 and 10 of the Addendum are hereby deleted in their entireties and shall be of no further force and effect.

12. Brokers. Tenant represents and warrants to Landlord that Tenant has not had any dealings or entered into any agreements with any person, entity, realtor, broker, agent or finder in connection with the negotiation of this First Amendment other than Coldwell Banker Commercial NRT. Tenant and Landlord shall indemnify and hold each harmless from and against any loss, claim, damage, expense (including costs of suit and reasonable attorneys’ fees) or liability for any compensation, commission or charges claimed by any other realtor, broker, agent or finder claiming to have dealt with Tenant in connection with this First Amendment.

13. Reaffirmation of Terms. Except as modified herein, all of the terms, covenants and provisions of the Lease are hereby confirmed and ratified and shall remain unchanged and in full force and effect.

14. Representations. Tenant hereby represents and warrants to Landlord that Tenant (i) is not in default of any of its obligations under the Lease and that such Lease is valid, binding and enforceable in accordance with its terms, (ii) has full power and authority to execute and perform this First Amendment, and (iii) has taken all action necessary to authorize the execution and performance of this First Amendment.

15. Counterpart Copies. This First Amendment may be executed in two or more counterpart copies, each of which shall be deemed to be an original and all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this First Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written.

LANDLORD:

THE REALTY ASSOCIATES FUND V, L.P.,
a Delaware limited partnership

By:	Realty Associates Fund V LLC,
a Massachusetts limited liability company, general partner

	By:	Realty Associates Advisors LLC, a Delaware limited liability company, Manager

		By:	Realty Associates Advisors Trust, a Massachusetts business trust, sole member

			By:	/s/ Kimberly Hourihan
Kimberly M. Hourihan
Regional Director

By:	Realty Associates Fund V Texas Corporation,
A Texas corporation, general partner

	By:	/s/ Kimberly Hourihan
Kimberly M. Hourihan
Regional Director

2/23/06
Date of Execution
By Landlord

TENANT:

UNDER ARMOUR, INC.,
a Maryland corporation

By:	/s/ J. Scott Plank
Name:	J. Scott Plank
Title:	CAO

2/10/06
Date of Execution
By Tenant

EXHIBIT A-2

THE EXPANSION PREMISES

(Floor Plan)

A-2-1